SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  January 22, 1996


                              ABS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                  0-9556            34-0074580
           _______________           ___________       ____________
           (State or other           (Commission       (IRS Employer
           jurisdiction of            File No.)
           Identification No.)
           incorporation)



        Interstate Square I, Suite 300, Willoughby, Ohio      44094
        ___________________________________________________________
            (Address of principal executive offices)     (Zip Code)


  Registrant's telephone number, including area code: (216) 946-2274
                                                     _______________


                                      None
                   _________________________________
    (Former name or former address, if changed since last report)

Item 5.  Other Events
          ____________

          On January 22, 1996, ABS Industries, Inc. (the "Company") issued a press release which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
           _____________________________

          (c)     Exhibits.
                  _______

                  99.1     Press release of the Company, dated
                           January 22, 1996.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ABS INDUSTRIES, INC.



                                  By /s/ William J. McCarthy
                                     ___________________________
                                     Name:    William J. McCarthy
                                     Title:   President and
                                              Chief Executive Officer


Date:  January 23, 1996

                                 EXHIBIT INDEX
                                 ______________


Number               Subject Matter
_______               _____________


99.1          Press release of the Company, dated January 22, 1996.